Exhibit 99.2

The New Industry Standard for Immersive Wireless Sound Summit Wireless Technologies, Inc. (NASDAQ: WISA) First Quarter 2020 Results Conference Call as of May 27, 2020

2 NASDAQ: WISA Forward Looking Statements This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Readers are cautioned not to place undue reliance on these forward - looking statements . Actual results may differ materially from those indicated by these forward - looking statements as a result of risks and uncertainties impacting Summit Wireless’ business including, current macroeconomic uncertainties associated with the COVID - 19 pandemic, our the ability to predict the timing of design wins entering production and the potential future revenue associated with design wins ; rate of growth ; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity ; consumer demand conditions affecting customers’ end markets ; the ability to hire, retain and motivate employees ; the effects of competition, including price competition ; technological, regulatory and legal developments ; developments in the economy and financial markets and other risks detailed from time to time in Summit Wireless’ filings with the Securities and Exchange Commission . * WiSA Ready TVs, gaming PCs and console systems are "ready" to transmit audio to WiSA Certified speakers when a WiSA USB Transmitter is plugged in and a user interface is activated through an APP or product design like LG TVs. © 2020 Summit Wireless Technologies, Inc. All rights reserved. Summit Wireless Technologies and the Summit Wireless logo are trademarks of Summit Wireless Technologies, Inc. The WiSA logo, WiSA, WiSA Ready, and WiSA Certified are trademarks, or certification marks of WiSA LLC. Third - party trade names, trademarks and product names are the intellectual property of their respective owners and product names are the intellectual property of their respective owners.

3 NASDAQ: WISA Technology and Industry Standard Association Summit Rx RF Module Summit ASIC Speakers SWS997 4 WiSA: Audio industry standard Technology portfolio; ASICS, modules, IP 60+ WiSA Brands; TVs, speakers, media devices, and ODMs Summit: Wireless Immersive Sound for Smart Devices

4 NASDAQ: WISA WiSA Association: Building a Standard • WiSA (Wireless Speaker and Audio) Association founded by Summit Wireless Technologies • 60+ leading consumer electronics brands meet strict requirements for interoperability • Championing the most reliable, global interoperability standards across the audio industry for high definition, multi - channel, low latency audio AVRs TVs XBOX Windows 10 Surface Pro Sources Speakers iPhone Consumers Win • Greater simplicity • Greater access to content • Lower cost to enable

5 NASDAQ: WISA WiSA Association Boasts Tier - 1 Members OTHER KEY MEMBERS TRANSMIT + SPEAKER MEMBERS ( ) ( ) TV MEMBERS ( ) System Audio A/S

6 NASDAQ: WISA Products Launched/Launching • Three 8k TV brands are expected to be shipping • No material change in speaker brands’ product design and production start dates

7 NASDAQ: WISA COVID - 19 Impact • Universally, retail is not happening in March/Q2 in brick and mortar stores except: • Survival: Target, Walmart, etc. • Home Improvements; Home Depot, Lowes, etc. • Consumers prioritizing their castle and investing • We believe a home entertainment cycle of improvements will follow the first way of physical improvements that is currently underway this Fall • “70% of people are more likely to see a first run movie from their couch” May 2020 Performance Research • PPP loan of $850k was received this month and will reduce the salary cuts through September: • Impacted supply chain in March to a small degree, potentially on the ramp up in Q3 • Holiday season has to be planned by the end of June and produced in Q3/October CEO 25% Core Team 15% Sr. Mgt 20% Entry Level back to base wage

8 NASDAQ: WISA Holiday Season Built on Strategy and Value Proposition • Soundbar and HTiB Market Size • WiSA’s Initiatives: • Value proposition of WiSA certified multi - channel Audio vs SB • HDMI Hub • Competitive Matrix • Marketing Test Results • Share Marketing Results extending the SB product lines to include WiSA HTiB • Summit’s next generation driving cost down

9 NASDAQ: WISA 35M Unit Soundbar Market Expected in 2020 Audio Configuration 5.1 3.1 WW Smart TVs (Ms) 35 35 Conversion to WiSA system* 5% 5% Audio Systems Sold (Ms) 1.75 1.75 Speakers per configuration 6 4 Transmitters per system 1 1 Module TAM (Ms) 12.25 8.75 Module ASP 9$ 9$ Rev. TAM (Ms of $) 110$ 79$ * Mgt Estimate Soundbar Market • 35M soundbars units shipped estimated for 2020 worldwide • 10 - 12M soundbars and HTiB (Home Theater in a Box) units estimated for 2020 in the US

10 NASDAQ: WISA Big Video Deserves Big Sound

11 NASDAQ: WISA The Whole Sound Stage

12 NASDAQ: WISA The Whole Theater

13 NASDAQ: WISA The Sound Experience Options Soundbar TV Soundbar + Subwoofer + Simulated Dolby Digital/Atmos Soundbar + Subwoofer Discreet Speakers / Spatial Sound WiSA Home Theater • Better Sound Field • Lower Prices • Simple Installation

Roadmap to Lowering Adoption Costs

SUMMIT WIRELESS
WiSA

Traditional	WiSA Certified	WiSA Ready	WiSA HDMI

TV: Annual Volume



HDMI
WIFI
Bluetooth
Dolby



A/V Receiver

HDMI
WIFI
Bluetooth
Dolby



Installation

Installation
Cost & Time
Wires

30M High End





WiSA Hub/
Soundbar

15M+ WiSA Ready




WiSA

WiSA USB Transmitter or
WiSA Xbox Transmitter

200M+ TVs





WiSA HDMI Atmos
Transmitters

Cost to Consumer:

$1,500+	$300-$800	$199-$225	$99-$149

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WiSA Initiative: HDMI Hub

SUMMIT WIRELESS
WiSA


WiSA

WiSA SoundSend
Wireless Audio Transmitter


WiSA TRANSMITTER
WiSA TRANSMITTER
WiSA TRANSMITTER

Mobile App


SOUNDSEND
Wireless Home Theater Audio Transmitter
WiSA

Retail Packaging

- Connects all WiSA Certified speakers to smart TVs with HDMI ARC ~800M worldwide
- Lowers the cost to the Consumer; $99 - $149
- Available for retail in Q3
- WiSA will distribute to ensure worldwide availability and support

HDMI HIGH DEFINITION MULTIMEDIA INTERFACE   DOLBY ATMOS   WiSA WIRELESS SPEAKER & AUDIO

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16 NASDAQ: WISA Competitive Positioning WiSA delivers better sound at lower prices with installation simplicity WiSA Home Theater Systems “Fake It ‘til WiSA Certified!” Data from Bestbuy.com/Amazon week of 5/18 Brand Price Audio Channels Rear Speakers Included Discreet Front Speakers Sub- woofer Atmos Other Bose SB 700 Package 1,800$ 5.1 Yes No Yes No Sonos ARC + sub+ rears 1,800$ 5.1.2 Yes No Yes Yes Sonos ARC + sub 1,500$ 3.1.2 No Yes Yes Enclave CineHome Pro $ 1,495 5.1 Yes Yes Yes No THX Certified Sony Hi-Res SB 1,300$ 7.1.2 No No Yes No Bose SB 700 w/sub 1,300$ 3.1 No Yes No Martin Login 3.0 Soundbar 1,300$ 3.0 No No No Enclave CineHome II 999$ 5.1 Yes Yes Yes No Bose SB 500 850$ Dolby Digital No No Yes No Bose SB 700 700$ 3.1 No No No Enclave CineHome II $ 999 5.1 Yes Yes Yes No LG/Samsung- Harman/Definitive Various 999$ 5.1.2 No No Yes Yes Platin Monaco w/WiSA Hub $ 999 5.1 Yes Yes Yes Hub Atmos THX Tuned, All TVs Platin Monaco w/Axiim LINK $ 899 5.2 Yes Yes Yes No THX Tuned, LG and Xbox WiSA Ready support Denon HEOS 3.0 899$ 3.0 No No No Sonos ARC 799$ 3.1.2 No No Yes

17 NASDAQ: WISA WiSA Initiative: Market Research • WiSA is taking a leadership role in creating messaging for the consumer the WiSA benefits. • Immersive/spatial sound • Affordability • Simplicity of set up • Hi - fidelity • Driving industry web/podcasts and awareness interviews • Testing Direct to Consumer ads in Q2 • Value proposition driving consumer response • $0.67 - $2.10 is the cost to get a consumer to click “buy now” after seeing an ad and clicking to a product landing page with a “buy now” button. • WiSA will be sharing the results with those WiSA brands marketing ( HTiB ) systems competing with soundbar based solutions

18 NASDAQ: WISA Expanding the WiSA Ecosystem • Expanding gaming and home theater sound experiences • Xbox partnered with WiSA member Axiim • Xbox One, One S and One X work with WiSA Tx • Partnered with Summit, can tune Summit wireless module • Tuned by THX and THX Certified WiSA products are on the market now • Immersive projected virtual reality combines with immersive multi - channel wireless audio • Broomx to work with WiSA members to create amazing experiences and opportunities in homes, hotels, businesses and at retail

19 NASDAQ: WISA Beyond Premium Audio • Immersive Sound Expands to WiFi enabled smart devices: • 1B+ Smart Phones • 200M + Smart TVs • IoT Devices (e.g. wearables) • 200M Tablets • 60M Gaming PCs and Consoles • 50M Smart Speakers • Retail Prices drop $100 - $150 per 5.1 System • Embedded software saves integration cost • Migration to lower cost modules and host processors • Technology that can scale • Wi - Fi compliant (5GHz) • Up to 12 audio channels • Intuitive, fast out of box setup: ConexUs button • Patent pending • Q1’21 for design - ins Home Entertainment ConexUs Mobile

20 NASDAQ: WISA Financial Update • Revenue • Q1 in line with historic run rate; some pushes from Q1 into later this the year • Q2 Retail closed but opening up but weak • Q3 is holiday production • Operating Expenses coming down Q4 Q1 Q2 $2.9M $2.7M $1.9M • Financing • Raised $9.9M YTD in total funding • Received PPP loan of $0.8M • Paid off $2.0M bridge loan • EIDL loan application is pending • Regained compliance with Nasdaq

21 NASDAQ: WISA Ecosystem Built; Products Launching Expanding Market CE & OEMs embedding audio standard to intelligent devices & next - gen home entertainment Global Interoperability Standard IP Portfolio and TM 15 patents issued/pending covering key claims + WiSA™ Paradigm Shifts Create Opportunity Attractive & Highly Scalable Model • Expanding WiSA membership • Launching WiSA Certified and WiSA Ready platforms • Growing retail presence with lower priced products • Increasing multi - brand cross - category marketing accelerating consumer awareness/demand Personal Whole House Immersive Sound